BROWN ADVISORY FUNDS

Brown Advisory Global Leaders Fund
(the “Fund”)

Supplement dated September 14, 2018
to the Prospectus, the Summary Prospectus and the Statement of Additional Information
dated October 31, 2017, as amended from time to time

This supplement serves as notification of the following changes:

At a recent meeting of the Board of Trustees (“Board”) of Brown Advisory Funds, the Board approved certain changes relating to the Fund effective as of October 31, 2018 (the “Effective Date”), as described below:

1.	Institutional Shares of the Fund to be Available for Purchase

As of the Effective Date, Institutional Shares of the Fund will be offered for sale and may be purchased by investors eligible to invest in the Institutional Shares. The ticker symbol for the Institutional Shares of the Fund will be BAFLX.

If you have any questions, please call the Fund at 1-800-540-6807 (toll free) or 414-203-9064.

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Investors should retain this supplement for future reference